EXHIBIT 99.2

GSAA-04-07, Term Sheet - Price/Yield - AF5

Balance                  $27,457,000.00       Delay           24
Coupon                   5.419                Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield            Yield
                         ---------------------------------------------------------------------------------------
                 98.9950               5.5801          5.5899           5.5997          5.6483           5.7232
                 99.1200               5.5603          5.5684           5.5769          5.6237           5.6972
                 99.2450               5.5406          5.5469           5.5540          5.5991           5.6713
                 99.3700               5.5209          5.5254           5.5313          5.5746           5.6454
                 99.4950               5.5012          5.5040           5.5085          5.5500           5.6195
                 99.6200               5.4815          5.4826           5.4858          5.5256           5.5937
                 99.7450               5.4619          5.4613           5.4631          5.5011           5.5679
                 99.8700               5.4423          5.4399           5.4405          5.4767           5.5422
                 99.9950               5.4228          5.4187           5.4179          5.4523           5.5165
                100.1200               5.4032          5.3974           5.3953          5.4280           5.4909
                100.2450               5.3837          5.3762           5.3728          5.4037           5.4653
                100.3700               5.3643          5.3550           5.3503          5.3795           5.4397
                100.4950               5.3449          5.3339           5.3279          5.3553           5.4142
                100.6200               5.3255          5.3128           5.3055          5.3311           5.3887
                100.7450               5.3061          5.2917           5.2831          5.3070           5.3632
                100.8700               5.2868          5.2706           5.2607          5.2829           5.3378
                100.9950               5.2675          5.2496           5.2384          5.2588           5.3124
                         ---------------------------------------------------------------------------------------

                     WAL                 8.26            7.39             6.84            6.24             5.86
                Mod Durn                 6.37            5.85             5.51            5.11             4.85
        Principal Window        Sep07 - Jan32   Sep07 - Mar29    Sep07 - Jan25   Oct07 - Jul18    Dec07 - Oct14

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137           1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC          200 PPC
     Optional Redemption              Call (N)        Call (N)         Call (N)        Call (N)         Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AV1

Balance                  $108,764,000.00      Delay            0
Coupon                   1.6637               Dated            8/31/2004
Settle                   8/31/2004            First Payment    9/25/2004

Price                    50 PPC               75 PPC           100 PPC          150 PPC          200 PPC
                                           DM               DM               DM               DM               DM
                         -----------------------------------------------------------------------------------------
                 99.0000                68.77            92.26           115.75           163.34           211.98
                 99.1250                62.01            82.54           103.08           144.68           187.20
                 99.2500                55.26            72.84            90.43           126.05           162.46
                 99.3750                48.52            63.16            77.80           107.46           137.77
                 99.5000                41.79            53.49            65.20            88.90           113.13
                 99.6250                35.07            43.84            52.61            70.38            88.53
                 99.7500                28.37            34.21            40.05            51.88            63.97
                 99.8750                21.68            24.60            27.52            33.43            39.46
                100.0000                15.00            15.00            15.00            15.00            15.00
                100.1250                 8.33             5.42             2.51            -3.39            -9.42
                100.2500                 1.68            -4.14            -9.96           -21.75           -33.80
                100.3750                -4.97           -13.69           -22.41           -40.08           -58.13
                100.5000               -11.60           -23.22           -34.84           -58.37           -82.41
                100.6250               -18.22           -32.73           -47.24           -76.63          -106.66
                100.7500               -24.83           -42.23           -59.63           -94.86          -130.86
                100.8750               -31.42           -51.71           -71.99          -113.06          -155.01
                101.0000               -38.01           -61.17           -84.33          -131.22          -179.12
                         -----------------------------------------------------------------------------------------

                     WAL                 1.89             1.31             1.00             0.68             0.51
                Mod Durn                 1.86             1.29             0.99             0.67             0.51
        Principal Window        Sep04 - Sep08    Sep04 - May07    Sep04 - Sep06    Sep04 - Jan06    Sep04 - Aug05

               LIBOR_1MO               1.5137           1.5137           1.5137           1.5137           1.5137
                  Prepay               50 PPC           75 PPC          100 PPC          150 PPC          200 PPC
     Optional Redemption              Call (N)         Call (N)         Call (N)         Call (N)         Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF2

Balance                  $65,500,000.00       Delay            24
Coupon                   4.796                Dated            8/1/2004
Settle                   8/31/2004            First Payment    9/25/2004

Price                    50 PPC               75 PPC           100 PPC          150 PPC         200 PPC
                                        Yield            Yield            Yield           Yield           Yield
                         ---------------------------------------------------------------------------------------
                 98.9993               4.9720           5.0306           5.0901          5.2162          5.3499
                 99.1243               4.9480           4.9956           5.0439          5.1462          5.2549
                 99.2493               4.9240           4.9606           4.9977          5.0765          5.1599
                 99.3743               4.9001           4.9257           4.9517          5.0068          5.0652
                 99.4993               4.8762           4.8908           4.9057          4.9372          4.9707
                 99.6243               4.8523           4.8560           4.8598          4.8678          4.8763
                 99.7493               4.8285           4.8212           4.8139          4.7985          4.7820
                 99.8743               4.8047           4.7865           4.7682          4.7292          4.6880
                 99.9993               4.7809           4.7519           4.7225          4.6601          4.5941
                100.1243               4.7572           4.7173           4.6769          4.5912          4.5003
                100.2493               4.7335           4.6827           4.6313          4.5223          4.4068
                100.3743               4.7099           4.6482           4.5858          4.4535          4.3134
                100.4993               4.6863           4.6138           4.5404          4.3849          4.2201
                100.6243               4.6627           4.5794           4.4951          4.3164          4.1271
                100.7493               4.6392           4.5451           4.4498          4.2480          4.0342
                100.8743               4.6157           4.5108           4.4047          4.1797          3.9414
                100.9993               4.5922           4.4766           4.3595          4.1115          3.8488
                         ---------------------------------------------------------------------------------------

                     WAL                 6.25             4.06             3.00            1.93            1.40
                Mod Durn                 5.25             3.60             2.73            1.80            1.33
        Principal Window        Sep08 - Mar14    May07 - Jun10    Sep06 - Nov08   Jan06 - Mar07   Aug05 - Jul06

               LIBOR_1MO               1.5137           1.5137           1.5137          1.5137          1.5137
                  Prepay               50 PPC           75 PPC          100 PPC         150 PPC         200 PPC
     Optional Redemption              Call (N)         Call (N)         Call (N)        Call (N)        Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF3

Balance                  $27,420,000.00       Delay           24
Coupon                   5.48                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield           Yield
                         --------------------------------------------------------------------------------------
                 98.9997               5.6179          5.6503           5.6889          5.7735          5.8634
                 99.1247               5.6028          5.6285           5.6594          5.7269          5.7986
                 99.2497               5.5876          5.6069           5.6299          5.6803          5.7338
                 99.3747               5.5725          5.5852           5.6004          5.6338          5.6691
                 99.4997               5.5574          5.5636           5.5710          5.5873          5.6046
                 99.6247               5.5423          5.5420           5.5417          5.5409          5.5402
                 99.7497               5.5272          5.5205           5.5124          5.4946          5.4758
                 99.8747               5.5122          5.4989           5.4831          5.4484          5.4116
                 99.9997               5.4972          5.4775           5.4539          5.4023          5.3475
                100.1247               5.4822          5.4560           5.4247          5.3562          5.2834
                100.2497               5.4672          5.4346           5.3956          5.3102          5.2195
                100.3747               5.4523          5.4132           5.3665          5.2642          5.1557
                100.4997               5.4374          5.3919           5.3374          5.2184          5.0920
                100.6247               5.4225          5.3705           5.3084          5.1726          5.0284
                100.7497               5.4076          5.3492           5.2795          5.1268          4.9648
                100.8747               5.3928          5.3280           5.2506          5.0812          4.9014
                100.9997               5.3780          5.3068           5.2217          5.0356          4.8381
                         --------------------------------------------------------------------------------------

                     WAL                11.47            7.21             5.00            3.00            2.11
                Mod Durn                 8.30            5.80             4.26            2.70            1.94
        Principal Window        Mar14 - Feb18   Jun10 - Oct13    Nov08 - Aug10   Mar07 - Mar08   Jul06 - Jan07

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137          1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC         200 PPC
     Optional Redemption              Call (N)        Call (N)         Call (N)        Call (N)        Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF4

Balance                  $45,430,000.00       Delay           24
Coupon                   6.05                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC         150 PPC          200 PPC
                                        Yield           Yield           Yield            Yield           Yield
                         --------------------------------------------------------------------------------------
                 97.5404               6.3503          6.4029          6.4665           6.6181          6.8461
                 97.6654               6.3384          6.3887          6.4491           6.5911          6.8018
                 97.7904               6.3265          6.3745          6.4317           6.5640          6.7575
                 97.9154               6.3147          6.3604          6.4144           6.5371          6.7133
                 98.0404               6.3028          6.3463          6.3971           6.5102          6.6692
                 98.1654               6.2910          6.3323          6.3798           6.4833          6.6251
                 98.2904               6.2792          6.3182          6.3625           6.4565          6.5812
                 98.4154               6.2675          6.3042          6.3453           6.4297          6.5373
                 98.5404               6.2557          6.2902          6.3281           6.4029          6.4934
                 98.6654               6.2440          6.2762          6.3110           6.3762          6.4497
                 98.7904               6.2323          6.2623          6.2939           6.3496          6.4060
                 98.9154               6.2206          6.2483          6.2768           6.3230          6.3624
                 99.0404               6.2089          6.2344          6.2597           6.2965          6.3188
                 99.1654               6.1972          6.2206          6.2426           6.2700          6.2753
                 99.2904               6.1856          6.2067          6.2256           6.2435          6.2319
                 99.4154               6.1740          6.1929          6.2087           6.2171          6.1886
                 99.5404               6.1624          6.1791          6.1917           6.1907          6.1453
                         --------------------------------------------------------------------------------------

                     WAL                18.77           14.08           10.49             5.96            3.30
                Mod Durn                10.75            9.02            7.35             4.72            2.88
        Principal Window        Feb18 - Mar32   Oct13 - May29   Aug10 - Mar25    Mar08 - Sep18   Jan07 - Feb10

               LIBOR_1MO               1.5137          1.5137          1.5137           1.5137          1.5137
                  Prepay               50 PPC          75 PPC         100 PPC          150 PPC         200 PPC
     Optional Redemption              Call (N)        Call (N)        Call (N)         Call (N)        Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - M1

Balance                  $5,782,000.00        Delay           24
Coupon                   5.897                Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield            Yield
                         ---------------------------------------------------------------------------------------
                 98.9955               6.0461          6.0767           6.1016          6.1443           6.1702
                 99.1205               6.0307          6.0572           6.0776          6.1117           6.1320
                 99.2455               6.0154          6.0378           6.0536          6.0791           6.0939
                 99.3705               6.0001          6.0184           6.0296          6.0465           6.0558
                 99.4955               5.9849          5.9990           6.0057          6.0140           6.0178
                 99.6205               5.9696          5.9797           5.9818          5.9816           5.9798
                 99.7455               5.9544          5.9604           5.9580          5.9492           5.9419
                 99.8705               5.9392          5.9411           5.9342          5.9169           5.9041
                 99.9955               5.9240          5.9219           5.9105          5.8847           5.8663
                100.1205               5.9089          5.9027           5.8868          5.8524           5.8286
                100.2455               5.8938          5.8835           5.8631          5.8203           5.7909
                100.3705               5.8787          5.8644           5.8395          5.7882           5.7533
                100.4955               5.8637          5.8453           5.8159          5.7561           5.7157
                100.6205               5.8486          5.8262           5.7923          5.7241           5.6783
                100.7455               5.8336          5.8072           5.7688          5.6922           5.6408
                100.8705               5.8187          5.7882           5.7454          5.6603           5.6035
                100.9955               5.8037          5.7692           5.7219          5.6284           5.5661
                         ---------------------------------------------------------------------------------------

                     WAL                12.26            8.80             6.70            4.59             3.79
                Mod Durn                 8.21            6.47             5.24            3.86             3.29
        Principal Window        Jul10 - Mar26   Sep08 - Jan21    Sep07 - May17   Oct07 - Jan13    Nov07 - Aug10

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137           1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC          200 PPC
     Optional Redemption              Call (N)        Call (N)         Call (N)        Call (N)         Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - M2

Balance                  $3,902,000.00        Delay           24
Coupon                   6.05                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC          200 PPC
                                        Yield           Yield            Yield            Yield           Yield
                         ---------------------------------------------------------------------------------------
                 97.5307               6.3864          6.4578           6.5371           6.6920          6.7935
                 97.6557               6.3704          6.4374           6.5117           6.6574          6.7527
                 97.7807               6.3543          6.4170           6.4864           6.6229          6.7119
                 97.9057               6.3383          6.3966           6.4612           6.5884          6.6712
                 98.0307               6.3224          6.3762           6.4359           6.5540          6.6306
                 98.1557               6.3064          6.3559           6.4108           6.5197          6.5901
                 98.2807               6.2905          6.3356           6.3856           6.4854          6.5496
                 98.4057               6.2747          6.3154           6.3606           6.4511          6.5091
                 98.5307               6.2588          6.2952           6.3355           6.4169          6.4688
                 98.6557               6.2430          6.2750           6.3105           6.3828          6.4285
                 98.7807               6.2272          6.2549           6.2856           6.3487          6.3882
                 98.9057               6.2114          6.2348           6.2607           6.3147          6.3480
                 99.0307               6.1957          6.2147           6.2358           6.2807          6.3079
                 99.1557               6.1800          6.1947           6.2110           6.2468          6.2679
                 99.2807               6.1643          6.1747           6.1862           6.2130          6.2279
                 99.4057               6.1486          6.1547           6.1614           6.1792          6.1880
                 99.5307               6.1330          6.1348           6.1367           6.1454          6.1481
                         ---------------------------------------------------------------------------------------

                     WAL                11.89            8.48             6.43             4.39            3.60
                Mod Durn                 7.97            6.25             5.04             3.69            3.13
        Principal Window        Jul10 - Nov23   Sep08 - Dec18    Sep07 - Aug15    Sep07 - Nov11   Oct07 - Oct09

               LIBOR_1MO               1.5137          1.5137           1.5137           1.5137          1.5137
                  Prepay               50 PPC          75 PPC          100 PPC          150 PPC         200 PPC
     Optional Redemption              Call (N)        Call (N)         Call (N)         Call (N)        Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - B1

Balance                  $3,323,000.00        Delay           24
Coupon                   6.05                 Dated           8/1/2004
Settle                   8/31/2004            First Payment   9/25/2004

Price                    50 PPC               75 PPC          100 PPC          150 PPC         200 PPC
                                        Yield           Yield            Yield           Yield            Yield
                         ---------------------------------------------------------------------------------------
                 96.4488               6.5456          6.6694           6.8054          7.0609           7.2306
                 96.5738               6.5285          6.6472           6.7778          7.0228           7.1857
                 96.6988               6.5115          6.6252           6.7502          6.9849           7.1408
                 96.8238               6.4945          6.6032           6.7227          6.9470           7.0961
                 96.9488               6.4775          6.5812           6.6952          6.9091           7.0514
                 97.0738               6.4605          6.5592           6.6677          6.8714           7.0067
                 97.1988               6.4436          6.5373           6.6403          6.8337           6.9622
                 97.3238               6.4267          6.5154           6.6129          6.7960           6.9177
                 97.4488               6.4098          6.4936           6.5856          6.7584           6.8733
                 97.5738               6.3930          6.4718           6.5583          6.7209           6.8289
                 97.6988               6.3762          6.4500           6.5311          6.6834           6.7847
                 97.8238               6.3594          6.4283           6.5039          6.6460           6.7404
                 97.9488               6.3427          6.4066           6.4768          6.6086           6.6963
                 98.0738               6.3260          6.3849           6.4497          6.5713           6.6522
                 98.1988               6.3093          6.3633           6.4226          6.5341           6.6083
                 98.3238               6.2926          6.3417           6.3956          6.4969           6.5643
                 98.4488               6.2760          6.3201           6.3687          6.4598           6.5205
                         ---------------------------------------------------------------------------------------

                     WAL                10.92            7.69             5.82            3.98             3.28
                Mod Durn                 7.57            5.85             4.68            3.40             2.88
        Principal Window        Jul10 - Jan21   Sep08 - Jul16    Sep07 - Sep13   Sep07 - Jul10    Sep07 - Nov08

               LIBOR_1MO               1.5137          1.5137           1.5137          1.5137           1.5137
                  Prepay               50 PPC          75 PPC          100 PPC         150 PPC          200 PPC
     Optional Redemption              Call (N)        Call (N)         Call (N)        Call (N)         Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - B2

Balance                  $1,445,000.00        Delay            24
Coupon                   6.05                 Dated            8/1/2004
Settle                   8/31/2004            First Payment    9/25/2004

Price                    50 PPC               75 PPC           100 PPC         150 PPC          200 PPC
                                        Yield            Yield           Yield            Yield            Yield
                         ----------------------------------------------------------------------------------------
                 85.4916               8.5896           9.4252         10.3259          11.5975          11.8008
                 85.6166               8.5655           9.3930         10.2849          11.5442          11.7455
                 85.7416               8.5415           9.3609         10.2440          11.4909          11.6903
                 85.8666               8.5175           9.3288         10.2031          11.4378          11.6351
                 85.9916               8.4935           9.2967         10.1624          11.3847          11.5801
                 86.1166               8.4696           9.2648         10.1217          11.3317          11.5252
                 86.2416               8.4458           9.2329         10.0810          11.2789          11.4704
                 86.3666               8.4219           9.2010         10.0405          11.2261          11.4156
                 86.4916               8.3982           9.1692         10.0000          11.1734          11.3610
                 86.6166               8.3744           9.1375          9.9596          11.1208          11.3065
                 86.7416               8.3507           9.1058          9.9193          11.0683          11.2520
                 86.8666               8.3271           9.0742          9.8790          11.0159          11.1977
                 86.9916               8.3035           9.0426          9.8388          10.9636          11.1434
                 87.1166               8.2799           9.0111          9.7987          10.9114          11.0893
                 87.2416               8.2564           8.9796          9.7587          10.8593          11.0352
                 87.3666               8.2329           8.9482          9.7187          10.8073          10.9813
                 87.4916               8.2095           8.9169          9.6788          10.7553          10.9274
                         ----------------------------------------------------------------------------------------

                     WAL                 8.28             5.74            4.32             3.20             3.07
                Mod Durn                 6.05             4.52            3.55             2.73             2.63
        Principal Window        Jul10 - Nov15    Sep08 - Jun12   Sep07 - Jul10    Sep07 - Jun08    Sep07 - Sep07

               LIBOR_1MO               1.5137           1.5137          1.5137           1.5137           1.5137
                  Prepay               50 PPC           75 PPC         100 PPC          150 PPC          200 PPC
     Optional Redemption              Call (N)         Call (N)        Call (N)         Call (N)         Call (N)

                    Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                         Yld 2.3500 3.0486 3.5225 3.8757 4.1539 4.3767 4.5573 4.7080 4.8328 4.9405 5.0359 5.1205

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.